UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 28, 2020 (October 27, 2020)

MIRAGEN THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36483	47-1187261
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 Lookout Road Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (720) 643-5200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 Par Value	MGEN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On October 27, 2020, Miragen Therapeutics, Inc., a Delaware corporation (“miRagen”) acquired Viridian Therapeutics, Inc., a Delaware corporation (“Viridian”), in accordance with the terms of the Agreement and Plan of Merger, dated October 27, 2020 (the “Merger Agreement”), by and among miRagen, Oculus Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of miRagen (“First Merger Sub”), Oculus Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of miRagen (“Second Merger Sub”), and Viridian. Pursuant to the Merger Agreement, First Merger Sub merged with and into Viridian, pursuant to which Viridian was the surviving corporation and became a wholly owned subsidiary of miRagen (the “First Merger”). Immediately following the First Merger, Viridian merged with and into Second Merger Sub, pursuant to which Second Merger Sub was the surviving entity (together with the First Merger, the “Merger”). The Merger is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.

Under the terms of the Merger Agreement, at the closing of the Merger, miRagen issued the securityholders of Viridian 11,409,188 shares of the common stock of miRagen, par value $0.01 per share (the “Common Stock”) and 203,202 shares of Series A Preferred Stock (as described below), each share of which is convertible into 1,000 shares of Common Stock, subject to certain conditions described below.

Reference is made to the discussion of the Series A Preferred Stock in Item 5.03 of this Current Report on Form 8-K, which is incorporated into this Item 1.01 by reference.

Certain shares of Common Stock outstanding immediately after the Merger are held by stockholders subject to lock-up restrictions, pursuant to which such stockholders have agreed, except in limited circumstances, not to sell or transfer, or engage in swap or similar transactions with respect to, shares of the Common Stock, including, as applicable, shares received in the Merger and issuable upon exercise of certain options, for a period of 180 days following the closing of the Merger.

Pursuant to the Merger Agreement, miRagen has agreed to hold a stockholders’ meeting to submit the following matters to its stockholders for their consideration: (i) the approval of the conversion of the Series A Preferred Stock into shares of Common Stock in accordance with Nasdaq Listing Rule 5635(a) (the “Conversion Proposal”), and (ii), if necessary, the approval of an amendment to the certificate of incorporation of miRagen to authorize sufficient shares of Common Stock for the conversion of the Series A Preferred Stock issued pursuant to the Merger Agreement and the Securities Purchase Agreement (as described below) (the “Charter Amendment Proposal,” and together with the Conversion Proposal, the “Meeting Proposals”). In connection with the these matters, miRagen intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement and other relevant materials.

The Board of Directors of miRagen (the “Board”) approved the Merger Agreement and the related transactions, and the consummation of the Merger was not subject to approval of the miRagen stockholders.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about miRagen or Viridian. The Merger Agreement contains representations, warranties and covenants that miRagen and Viridian made to each other as of specific dates. The assertions embodied in those representations, warranties and covenants were made solely for purposes of the Merger Agreement between miRagen and Viridian and may be subject to important qualifications and limitations agreed to by miRagen and Viridian in connection with negotiating its terms, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to investors or security holders, or may have been used for the purpose of allocating risk between miRagen and Viridian rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in miRagen’s public disclosures. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

Support Agreements

In connection with the execution of the Merger Agreement, miRagen and Viridian entered into stockholder support agreements (the “Support Agreements”) with miRagen’s directors and officers. The Support Agreements provide that, among other things, each of the stockholders has agreed to vote or cause to be voted all of the shares of Common Stock owned by such stockholder in favor of the Meeting Proposals at the miRagen stockholders’ meeting to be held in connection therewith.

The foregoing description of the Support Agreements does not purport to be complete and is qualified in its entirety by reference to the form of the Support Agreement, which is provided as Exhibit F to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Lock-up Agreements

Concurrently and in connection with the execution of the Merger Agreement, certain Viridian securityholders as of immediately prior to the Merger, and the directors and officers of miRagen as of immediately following the Merger entered into lock-up agreements with miRagen and Viridian, pursuant to which each such stockholder will be subject to a 180 day lockup on the sale or transfer of shares of Common Stock held by each such stockholder at the closing of the Merger, including those shares received by Viridian securityholders in the Merger (the “Lock-up Agreements”).

The foregoing description of the Lock-up Agreements does not purport to be complete and is qualified in its entirety by reference to the form of the Lock-up Agreement, which is provided as Exhibit B to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Contingent Value Rights Agreement

The Merger Agreement contemplates that within 30 days following the Closing, Miragen and the Rights Agent (as defined therein) will execute and deliver a contingent value rights agreement (the “CVR Agreement”), pursuant to which each holder of Common Stock as of immediately prior to the Effective Time shall be entitled to one contractual contingent value right issued by miRagen, subject to and in accordance with the terms and conditions of the CVR Agreement, for each share of Common Stock held by such holder. Each contingent value right shall entitle the holder thereof to receive certain cash payments from the net proceeds, if any, related to the disposition of miRagen’s legacy programs to develop product candidates that modulate microRNAs within five years following the Closing. The contingent value rights are not transferable, except in certain limited circumstances as will be provided in the CVR Agreement, will not be certificated or evidenced by any instrument and will not be registered with the SEC or listed for trading on any exchange.

The foregoing description of the CVR Agreement does not purport to be complete and is qualified in its entirety by reference to the form of the CVR Agreement, which is provided as Exhibit E to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Private Placement and Securities Purchase Agreement

On October 27, 2020, miRagen entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the purchasers named therein (the “Investors”).

Pursuant to the Purchase Agreement, miRagen agreed to sell an aggregate of approximately 195,290 shares of Series A Preferred Stock for an aggregate purchase price of $90,997,049 (collectively, the “Financing”). Each share of Series A Preferred Stock is convertible into 1,000 shares of Common Stock, as described below. The powers, preferences, rights, qualifications, limitations and restrictions applicable to the Series A Preferred Stock are set forth in the Certificate of Designations (as described below).

The closing of the Financing is expected to occur on October 30, 2020 (the “Financing Closing Date”).

The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Registration Rights Agreement

On the Financing Closing Date, in connection with the Purchase Agreement, miRagen intends to enter into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investors. Pursuant to the Registration Rights Agreement, miRagen will prepare and file a resale registration statement with the SEC within 90 calendar days following the Financing Closing Date (the “Filing Deadline”). miRagen will use its reasonable best efforts to cause this registration statement to be declared effective by the SEC within 30 calendar days of the Filing Deadline (or within 60 calendar days if the SEC reviews the registration statement).

miRagen has also agreed to, among other things, indemnify the Investors, their officers, directors, members, employees and agents, successors and assigns under the registration statement from certain liabilities and pay all fees and expenses (excluding any legal fees of the selling holder(s), and any underwriting discounts and selling commissions) incident to miRagen’s obligations under the Registration Rights Agreement.

The Offering is exempt from registration pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder, as a transaction by an issuer not involving a public offering. The Investors have acquired the securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends have been affixed to the securities issued in this transaction.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Registration Rights Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 2.01	Completion of Acquisition or Disposition of Assets

On October 27, 2020, miRagen completed its business combination with Viridian. The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

On October 28, 2020, miRagen and Viridian issued a joint press release announcing the completion of the Merger and signing of the Purchase Agreement (the “Press Release”). A copy of the Press Release is filed herewith as Exhibit 99.1, and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Securities were offered and sold in transactions exempt from registration under the Securities Act, in reliance on Section 4(a)(2) thereof and Regulation D thereunder. Each of the Investors represented that it was an “accredited investor,” as defined in Regulation D, and is acquiring the Securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The Securities have not been registered under the Securities Act and such Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor any of the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of common stock or any other securities of miRagen.

Pursuant to the Merger Agreement, miRagen issued shares of Common Stock and Series A Preferred Stock. The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. Such issuances were exempt from registration pursuant to Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of President and Chief Operating Officer

On October 27, 2020, the Board approved the appointment of Jonathan Violin, age 44, to President and Chief Operating Officer of miRagen, effective as of the consummation of the Merger. Prior to becoming President, Dr. Violin co-founded Viridian and led its operations since its founding in 2020. Prior to co-founding Viridian, Dr. Violin served as founding CEO of two virtual drug discovery companies, Quellis Biosciences Inc. (“Quellis”), and Dianthus Therapeutics, Inc. (“Dianthus”), which were founded in November 2017 and May 2019, respectively. Previously, Dr. Violin co-founded and helped lead Trevena Inc. from discovery research through clinical development and NDA submission, including multiple rounds of venture and public financing. While at Trevena from 2008 to 2018, Dr. Violin’s leadership roles included discovery biology, investor relations, corporate strategy, and scientific affairs. Dr. Violin holds a Ph.D. from the Department of Pharmacology at the University of California, San Diego, an Master of Business Administration with a concentration in Health Sector Management from the Fuqua School of Business, and a Bachelor of Sciences in Chemical Pharmacology from Duke University.

Dr. Violin’s employment agreement with Viridian provides for “at will” employment. Pursuant to the terms of his employment agreement, Dr. Violin is entitled to an annual base salary of $600,000 less the amounts earned by him at Quellis, Dianthus and other activities which were approved in writing by the Viridian board of directors. miRagen will negotiate in good faith a new employment agreement in respect of Dr. Violin’s appointment to President and Chief Operating Officer as soon as practicable.

Mr. Violin has no family relationship with any of the executive officers or directors of miRagen. There are no arrangements or understandings between Dr. Violin and any other person pursuant to which he was appointed as an officer of miRagen.

Resignation of Directors

In accordance with the Merger Agreement, on October 27, 2020, immediately prior to the effective time of the Merger (the “Effective Time”), Thomas Hughes and Kevin Koch resigned from the Board and any respective committee of the Board to which they were members. The resignations were not the result of any disagreements with miRagen relating to the miRagen’s operations, policies or practices. [Effective immediately prior to the closing of the Merger, all unexpired, unexercised and unvested options to purchase miRagen’s shares held by the members of the Board accelerated in full and remain exercisable subject to the terms and conditions of the applicable option award agreement.]

Appointment of Directors

In accordance with the Merger Agreement, on October 27, 2020, effective immediately after the Effective Time, Peter Harwin and Tomas Kiselak were appointed to the Board as directors.

Peter Harwin (Age 34). Peter Harwin is currently managing member at Fairmount Funds Management LLC, a healthcare investment fund he co-founded in April 2016. Prior to Fairmount, Mr. Harwin served as a member of the investment team at Boxer Capital, LLC, part of the Tavistock Group, based in San Diego, most recently serving as a senior member of the team. In addition to his responsibilities at Fairmount, Mr. Harwin serves as strategic advisor to Quellis Biosciences Inc. and Dianthus Therapeutics, Inc. Mr. Harwin also serves on the board of directors of Cogent Biosciences, Inc. He received his Bachelor of Business Administration degree from Emory University.

Tomas Kiselak (Age 34). Tomas Kiselak is currently managing member at Fairmount Funds Management LLC, a healthcare investment fund he co-founded in April 2016. Prior to Fairmount, Mr. Kiselak served as a managing director at RA Capital Management LLC, based in Boston. In addition to his responsibilities at Fairmount,

Mr. Kiselak serves as a strategic advisor to Quellis Biosciences Inc. and Dianthus Therapeutics, Inc. Mr. Kiselak also serves on the board of directors of Zenas BioPharma Limited. He received his Bachelor of Arts degree in Neuroscience and Economics from Amherst College.

Board Committees

Audit Committee

In connection with the closing of the Merger, Joe Turner, Jeffrey S. Hatfield, and Mr. Harwin were appointed to the audit committee of the Board, and Mr. Turner was appointed the chair of the audit committee.

Compensation Committee

In connection with the closing of the Merger Arlene M. Morris, Mr. Kiselak and Mr. Turner were appointed to the compensation committee of the Board, and Ms. Morris was appointed the chair of the compensation committee.

Nominating and Corporate Governance Committee

In connection with the closing of the Merger, Mr. Harwin and Mr. Kiselak were appointed to the nominating and corporate governance committee of the Board, and Mr. Harwin was appointed the chair of the nominating and corporate governance committee.

Indemnification Agreements

In connection with Mr. Harwin’s and Mr. Kiselak’s appointment as directors and Dr. Violin’s appointment as President, each of Mr. Harwin, Mr. Kiselak and Dr. Violin will enter into miRagen’s standard form of indemnification agreement, a copy of which was filed as Exhibit 10.32 to miRagen’s Registration Statement on Form S-4 (File No. 333-214893) filed with the Securities and Exchange Commission on December 2, 2016.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 27, 2020, miRagen filed a Certificate of Designation of Preferences, Rights and Limitations of the Series A Non-Voting Convertible Preferred Stock with the Secretary of State of the State of Delaware (the “Certificate of Designation”) in connection with the Merger and the Financing referenced in Item 1.01 above. The Certificate of Designation provides for the issuance of shares of miRagen Series A Non-Voting Convertible Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”).

Holders of Series A Preferred Stock are entitled to receive dividends on shares of Series A Preferred Stock equal, on an as-if-converted-to-Common-Stock basis, and in the same form as dividends actually paid on shares of the Common Stock. Except as otherwise required by law, the Series A Preferred Stock does not have voting rights. However, as long as any shares of Series A Preferred Stock are outstanding, miRagen will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series A Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock, (b) alter or amend the Certificate of Designation, (c) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of Series A Preferred Stock, (d) increase the number of authorized shares of Series A Preferred Stock, (e) prior to the stockholder approval of the Conversion Proposal or at any time while at least 40% of the originally issued Series A Preferred Stock remains issued and outstanding, consummate a Fundamental Transaction (as defined in the Certificate of Designation) or (f) enter into any agreement with respect to any of the foregoing. The Series A Preferred Stock does not have a preference upon any liquidation, dissolution or winding-up of miRagen.

Following stockholder approval of the Conversion Proposal, each share of Series A Preferred Stock is convertible into shares of Common Stock at any time at the option of the holder thereof, into 1,000 shares of Common Stock, subject to certain limitations, including that a holder of Series A Preferred Stock is prohibited from converting shares of Series A Preferred Stock into shares of Common Stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than a specified percentage (to be established by the holder between 4.99% and 19.99%) of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such conversion.

The foregoing description of the Series A Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On October 28, 2020, miRagen and Viridian issued a joint press release announcing, among other things, the consummation of the Merger and the execution of the Purchase Agreement, and miRagen made available a presentation to be used with investors to discuss the Merger and the Financing. Copies of each of the press release and the presentation are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including the information in the press release attached as Exhibit 99.1 and in the presentation attached as Exhibit 99.2 to this Current Report on Form 8-K, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including the information in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed to be incorporated by reference in the filings of miRagen under the Securities Act of 1933, as amended.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding: uses of proceeds; projected cash runways; future product development plans; stockholder approval of the conversion rights of the Series A Preferred Stock; and any future payouts under the CVR. The use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar words expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. We may not actually achieve the forecasts disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to those set forth under the caption “Risk Factors” in miRagen’s most recent Annual Report on Form 10-K filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in our subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Neither we, nor our affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated October 27, 2020, by and among Miragen Therapeutics, Inc., Oculus Merger Sub I, Inc., Oculus Merger Sub II, LLC and Viridian Therapeutics, Inc. (1)

3.1	Certificate of Designations of Series A Non-Voting Convertible Preferred Stock

10.1	Securities Purchase Agreement, dated as of October 27, 2020, by and among Miragen Therapeutics, Inc. and each purchaser identified on Annex A thereto (1)

10.2	Form of Registration Rights Agreement, by and among Miragen Therapeutics, Inc. and certain purchasers

99.1	Joint Press Release of Miragen Therapeutics, Inc. and Viridian Therapeutics, Inc., dated October 28, 2020

99.2	Presentation for investor conference call held by Miragen Therapeutics, Inc. and Viridian Therapeutics, Inc. on October 28, 2020

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

(1)

Schedules have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Miragen agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request; provided, however, that Miragen may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished. Certain portions of this exhibit (indicated by “[***]”) have been omitted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2020	MIRAGEN THERAPEUTICS, INC.

	By:	/s/ Jason A. Leverone
Chief Financial Officer